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Exhibit 10.21

Schedule of Documents Not Filed which are substantially identical in all material respects to previously filed documents.

1. Master Lease Agreement between Roadway Express, Inc. and ABN AMRO Bank N.V. dated March 3, 1997. This lease agreement for 3,250 linehaul trailers is identical in all material respects to the Master Lease Agreement dated March 15, 1996, which was filed as Exhibit 10.18 to the registrant's Form 10-Q for the period ended June 15, 1996. This new lease agreement covers an additional 3,250 trailers selected by the Company from the same pool of linehaul trailers specified in the first lease.

2. Master Lease Agreement between Roadway Express, Inc. and ABN AMRO Bank N.V. dated April 1, 1998. This lease agreement for 3,250 linehaul trailers is identical in all material respects to the Master Lease Agreement dated March 15, 1996, which was filed as Exhibit 10.18 to the registrant's Form 10-Q for the period ended June 15, 1996. This new lease agreement covers an additional 3,250 trailers selected by the Company from the same pool of linehaul trailers specified in the first lease.